UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 05, 2005 (Date of earliest event reported)
Maine & Maritimes Corporation (Exact name of registrant as specified in its charter)

ME (State or other jurisdiction of incorporation)	333-103749 (Commission File Number)	30-0155348 (IRS Employer Identification Number)

PO Box 789 (Address of principal executive offices)		04769 (Zip Code)
207 760 2499 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 2, 2005, Kurt A. Tornquist resigned as Chief Financial Officer of Maine & Maritimes Corporation, and Michael I. Williams, age 38, was appointed by the Board of Directors as Acting Chief Financial Officer. Mr. Williams will continue to serve as Vice President, Chief Accounting Officer, Controller, Assistant Secretary and Assistant Treasurer. Mr. Williams has been an officer of the company since May 2004. Prior to that, Mr. Williams worked for Bangor Hydro Electric Company as outlined in the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits
            99.1       Press Release of Maine & Maritimes Corporation dated December 05, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 05, 2005	MAINE & MARITIMES CORPORATION By: /s/ J. Nicholas Bayne J. Nicholas Bayne President & CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Maine & Maritimes Corporation dated December 05, 2005